Cincinnati Bell Reports Third Quarter 2013 Results and
Increases Full-Year Adjusted EBITDA Guidance

Third Quarter Highlights:

•	Strong third quarter Adjusted EBITDA of $103 million

•	Increased full-year Adjusted EBITDA guidance range to $400 - $410 million

•	Fioptics revenue totaled $26 million, an increase of 48 percent from 2012

•	Fioptics entertainment subscribers up 36 percent over prior year

•	Issued $540 million Tranche B term loan facility used to redeem all 8 1/4 % Senior Notes

CINCINNATI - November 7, 2013 - Cincinnati Bell Inc. (NYSE:CBB) today announced third quarter results for 2013 and raised its 2013 full-year Adjusted EBITDA1 guidance range to $400 - $410 million. Excluding the results of CyrusOne, the company’s former data center segment, Cincinnati Bell generated year-to-date Adjusted EBITDA totaling $317 million.

The company reported record Fioptics net activations for the second consecutive quarter, adding 6,500 new entertainment subscribers and 7,500 high-speed internet subscribers. Cincinnati Bell passed 53,000 addresses with Fioptics during the first three quarters of 2013 and was able to maintain a 29 percent customer penetration rate. The company is now able to provide its Fioptics suite of services to approximately 32 percent of Greater Cincinnati.

Total revenue for the third quarter of 2013 was $311 million, down $2 million from the prior year after excluding the data center segment results. Operating income totaled $58 million, up $3 million from the prior year after excluding CyrusOne. Net income of $9 million in the quarter resulted in diluted earnings per share of 3 cents.

On January 24, 2013, the company successfully completed the initial public offering (“IPO”) of CyrusOne and its consolidated year-to-date results for 2013 include the results of that business up to the IPO date. Year-to-date revenue for 2013 was $949 million, operating income was $124 million, and net income excluding special items2 totaled $23 million. Excluding the data center segment results, Cincinnati Bell generated revenue of $933 million, down $7 million from the prior year. Adjusted EBITDA excluding the data center business was $317 million, and includes a gain of $7 million associated with mark-to-market adjustments on compensation plans indexed to the company’s stock price.

“Customer demand for Fioptics continues to surpass our already high expectations. We again set an all-time high for Fioptics net activations, and we are starting to experience year-over-year growth from our Wireline consumer market,” said Ted Torbeck, president and chief executive officer. “The impressive growth from our strategic fiber-based investments confirms our ability to grow Wireline revenue in 2014, a key milestone in our strategy to create a fiber-based growth company capable of producing significant and sustainable free cash flows.”

SEGMENT RESULTS

Wireline Segment

Wireline revenue was $181 million for the quarter compared to $182 million in the third quarter of 2012, as the growth from Fioptics and fiber-based business solutions continues to increasingly mitigate the impact of access line losses. For the quarter, operating income was $48 million, down from $51 million in the same period of 2012. Adjusted EBITDA declined by $1 million year-over-year to $83 million, primarily driven by the continued loss of higher margin access lines. Adjusted EBITDA margin3 in the quarter was 45 percent compared to 46 percent in the third quarter of 2012.

Access line loss of 7.6 percent in the third quarter of 2013 was slightly improved compared to the 7.8 percent loss in the prior year.

Wireless Segment
Wireless revenue was $49 million for the quarter, a decrease of 17 percent from the third quarter of 2012. Wireless operating income was $7 million in the third quarter compared to $13 million in the prior year. The segment’s Adjusted EBITDA of $14 million in the quarter resulted in an Adjusted EBITDA margin of 29 percent as the loss of postpaid subscribers continues to have a negative impact on Wireless revenue and Adjusted EBITDA.

At September 30, 2013, total wireless subscribers were 355,000 compared to 416,000 at the end of the third quarter in 2012.

IT Services and Hardware Segment
Revenue was $88 million for the quarter, up 12 percent from $78 million in the third quarter of 2012. Hardware sales were up 14 percent and managed and professional services revenue was up 9 percent compared to a year ago. For the quarter, Adjusted EBITDA was $7 million, an increase of $1 million from the prior year. Adjusted EBITDA margin of 8 percent for the quarter was comparable to the third quarter in 2012.

“Our year-to-date 2013 results have been outstanding, and we are pleased to raise our Adjusted EBITDA guidance range,” said Leigh Fox, chief financial officer. “In addition to the strong financial results, our recent refinancing provides us increased financial flexibility and is expected to reduce annual interest payments by approximately $20 million next year.”

Investment in CyrusOne
The company continues to effectively own 69 percent of CyrusOne, which is accounted for as an equity method investment. As of September 30, 2013, the company’s investment in CyrusOne was valued at approximately $845 million. CyrusOne reported revenue of $68 million and Adjusted EBITDA of $37 million for the third quarter of 2013. Data center colocation space totaled 992,000 square feet at September 30, 2013, of which 85 percent was utilized.

2013 Outlook
Cincinnati Bell increased its Adjusted EBITDA guidance for 2013 to reflect strong year-to-date results. The following guidance excludes the results of the former data center segment:

Category	Original 2013 Guidance	Revised 2013 Guidance
Revenue	$1.2 billion	$1.2 billion
Adjusted EBITDA	Approx. $390 million*	$400 - $410 million

*Plus or minus 2 percent

Conference Call/Webcast
Cincinnati Bell will host a conference call on November 7 at 10:00 a.m. (ET) to discuss its results for the third quarter of 2013. A live webcast of the call will be available via the Investor Relations section of www.cincinnatibell.com. The conference call dial-in number is (866) 863-7412. Callers located outside of the U.S. and Canada may dial (816) 581-1570. A taped replay of the conference call will be available one hour after the conclusion of the call until 10:00 a.m. on Thursday November 21, 2013. For U.S. callers, the replay will be available at (888) 203-1112. For callers outside of the U.S. and Canada, the replay will be available at (719) 457-0820. The replay reference number is 8162828. An archived version of the webcast will also be available in the Investor Relations section of www.cincinnatibell.com.

Safe Harbor Note
This release and the documents incorporated by reference herein contain forward-looking statements regarding future events and our future results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this release and those discussed in other documents we file with the Securities and Exchange Commission (SEC). More information on potential risks and uncertainties is available in our recent filings with the SEC, including Cincinnati Bell's Form 10-K report, Form 10-Q reports and Form 8-K reports. Actual results may differ materially and adversely from those expressed in any forward-looking statements. We undertake no obligation to revise or update any forward-looking statements for any reason.

Use of Non-GAAP Financial Measures
This press release contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), Adjusted EBITDA margin, net debt, net income excluding special items, and free cash flow. These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of these non-GAAP financial measures to comparable GAAP financial measures have been included in the tables distributed with this release and are available in the Investor Relations section of www.cincinnatibell.com.

1Adjusted EBITDA provides a useful measure of operational performance. The company defines Adjusted EBITDA as GAAP operating income plus depreciation, amortization, transaction-related compensation, restructuring charges, (gain) loss on sale or disposal of assets, transaction costs, curtailment gain, asset impairments, components of pension and other retirement plan costs (including interest costs, asset returns, and amortization of actuarial gains and losses), and other special items. Adjusted EBITDA should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with the measure as defined by other companies.

CyrusOne defines Adjusted EBITDA as net (loss) income before noncontrolling interests as defined by U.S. GAAP plus interest expense, other income, income tax (benefit) expense, depreciation and amortization, restructuring charges, legal claim costs, transaction costs and transaction-related compensation, including acquisition pursuit costs, loss on sale of receivables to affiliate, non-cash compensation, (gain) loss on extinguishment of debt, asset impairments, (gain) loss on sale of real estate improvements, and other special items. Other companies may not calculate Adjusted EBITDA in the same manner as CyrusOne. Accordingly, CyrusOne's Adjusted EBITDA as presented may not be comparable to others. Detailed reconciliations of CyrusOne's Adjusted EBITDA to the comparable GAAP financial measure are available in the Investor Relations section of www.cyrusone.com.

2Net income excluding special items in total and per share provides a useful measure of operating performance. Net income excluding special items should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with net income excluding special items as defined by other companies.

3Adjusted EBITDA margin provides a useful measure of operational performance. The company defines Adjusted EBITDA margin as Adjusted EBITDA divided by revenue. Adjusted EBITDA margin should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with the measure as defined by other companies.

Free cash flow provides a useful measure of operational performance, liquidity and financial health. The company defines free cash flow as cash provided by (used in) operating, financing and investing activities, adjusted for the issuance and repayment of debt, debt issuance costs, the repurchase of common stock, and the proceeds from the sale or the use of funds from the purchase of business operations, including transaction costs. Free cash flow should not be considered as an alternative to net income (loss), operating income (loss), cash flow from operating activities, or the change in cash on the balance sheet and may not be comparable with free cash flow as defined by other companies. Although the company feels that there is no comparable GAAP measure for free cash flow, the attached financial information reconciles free cash flow to the net increase (decrease) in cash and cash equivalents.

Net debt provides a useful measure of liquidity and financial health. The company defines net debt as the sum of the face amount of short-term and long-term debt and unamortized premium and/or discount, offset by cash and cash equivalents. Net debt should not be considered as an alternative to comparable GAAP measures of liquidity and may not be comparable with the measure as defined by other companies.

About Cincinnati Bell Inc.
With headquarters in Cincinnati, Ohio, Cincinnati Bell (NYSE: CBB) provides integrated communications solutions - including local and long distance voice, data, high-speed internet, entertainment and wireless services - that keep residential and business customers in Greater Cincinnati and Dayton connected with each other and with the world. In addition, enterprise customers across the United States rely on CBTS, a wholly-owned subsidiary, for efficient, scalable office communications systems and end-to-end IT solutions. Cincinnati Bell also is the majority owner of CyrusOne (NASDAQ: CONE), which provides best-in-class data center colocation services to enterprise customers through its facilities with fully redundant power and cooling solutions that are currently located in the Midwest, Texas, Arizona, London and Singapore. For more information, please visit www.cincinnatibell.com.

Cincinnati Bell Inc.
Consolidated Statements of Operations
(Unaudited)
(Dollars in millions, except per share amounts)

	Three Months Ended				Nine Months Ended
	September 30,		Change		September 30,		Change
	2013	2012	$	%	2013	2012	$	%

Revenue	$310.8	$368.2	$(57.4)	(16)%	$948.5	$1,099.2	$(150.7)	(14)%

Costs and expenses
Cost of services and products	159.4	172.3	(12.9)	(7)%	478.8	509.8	(31.0)	(6)%
Selling, general and administrative	53.6	72.2	(18.6)	(26)%	161.4	199.6	(38.2)	(19)%
Depreciation and amortization	39.8	55.4	(15.6)	(28)%	127.6	160.2	(32.6)	(20)%
Transaction-related compensation	—	—	—	n/m	42.6	—	42.6	n/m
Restructuring charges	—	0.9	(0.9)	n/m	10.8	3.0	7.8	n/m
Curtailment gain	—	—	—	n/m	(0.6)	—	(0.6)	n/m
(Gain) loss on sale or disposal of assets, net	(0.2)	(0.6)	0.4	(67)%	2.6	(0.6)	3.2	n/m
Transaction costs	0.5	1.7	(1.2)	(71)%	1.6	1.7	(0.1)	(6)%
Asset impairments	—	0.3	(0.3)	n/m	—	13.3	(13.3)	n/m

Operating income	57.7	66.0	(8.3)	(13)%	123.7	212.2	(88.5)	(42)%

Interest expense	46.7	55.2	(8.5)	(15)%	140.0	163.3	(23.3)	(14)%
Loss from CyrusOne equity method investment	1.5	—	1.5	n/m	8.1	—	8.1	n/m
Other (income) expense, net	(1.2)	0.1	(1.3)	n/m	(1.4)	1.6	(3.0)	n/m

Income (loss) before income taxes	10.7	10.7	—	0%	(23.0)	47.3	(70.3)	n/m
Income tax expense	1.4	6.8	(5.4)	(79)%	3.6	26.3	(22.7)	(86)%

Net income (loss)	9.3	3.9	5.4	n/m	(26.6)	21.0	(47.6)	n/m

Preferred stock dividends	2.6	2.6	—	0%	7.8	7.8	—	0%

Net income (loss) applicable to common shareowners	$6.7	$1.3	$5.4	n/m	$(34.4)	$13.2	$(47.6)	n/m

Basic and diluted earnings (loss) per common share	$0.03	$0.01			$(0.17)	$0.07

Weighted average common shares outstanding
(in millions)
- Basic	207.0	196.4			205.6	195.8
- Diluted	208.5	205.6			205.6	203.0

Cincinnati Bell Inc.
Consolidated Statements of Operations
(Unaudited)
(Dollars in millions, except per share amounts)

	Three Months Ended
	September 30,	June 30,	Change
	2013	2013	$	%

Revenue	$310.8	$312.0	$(1.2)	0%

Costs and expenses
Cost of services and products	159.4	157.6	1.8	1%
Selling, general and administrative	53.6	54.7	(1.1)	(2)%
Depreciation and amortization	39.8	37.2	2.6	7%
Transaction-related compensation	—	7.1	(7.1)	n/m
Restructuring charges	—	8.2	(8.2)	n/m
Curtailment gain	—	(0.6)	0.6	n/m
(Gain) loss on sale or disposal of assets, net	(0.2)	0.3	(0.5)	n/m
Transaction costs	0.5	0.7	(0.2)	(29)%

Operating income	57.7	46.8	10.9	23%

Interest expense	46.7	45.4	1.3	3%
Loss from CyrusOne equity method investment	1.5	4.7	(3.2)	(68)%
Other (income) expense, net	(1.2)	0.1	(1.3)	n/m

Income (loss) before income taxes	10.7	(3.4)	14.1	n/m
Income tax expense (benefit)	1.4	(4.2)	5.6	n/m

Net income	9.3	0.8	8.5	n/m

Preferred stock dividends	2.6	2.6	—	0%

Net income (loss) applicable to common shareowners	$6.7	$(1.8)	$8.5	n/m

Basic and diluted earnings (loss) per common share	$0.03	$(0.01)

Weighted average common shares outstanding
(in millions)
- Basic	207.0	206.9
- Diluted	208.5	206.9

Cincinnati Bell Inc.
Income Statements by Segment
(Unaudited)
(Dollars in millions)

	Three Months Ended				Nine Months Ended
	September 30,		Change		September 30,		Change
	2013	2012	$	%	2013	2012	$	%
Wireline
Revenue
Data	$79.6	$77.2	$2.4	3%	$236.9	$229.4	$7.5	3%
Voice - local service	56.6	63.0	(6.4)	(10)%	174.4	193.7	(19.3)	(10)%
Long distance and VoIP	26.8	28.1	(1.3)	(5)%	80.5	86.1	(5.6)	(7)%
Entertainment	14.4	9.5	4.9	52%	39.4	25.6	13.8	54%
Other	4.0	4.5	(0.5)	(11)%	11.5	13.6	(2.1)	(15)%

Total revenue	181.4	182.3	(0.9)	0%	542.7	548.4	(5.7)	(1)%

Operating costs and expenses
Cost of services and products	72.4	71.5	0.9	1%	213.4	211.5	1.9	1%
Selling, general and administrative	31.7	32.8	(1.1)	(3)%	94.4	94.0	0.4	0%
Depreciation and amortization	29.7	26.6	3.1	12%	83.8	78.9	4.9	6%
Other*	(0.2)	0.5	(0.7)	n/m	4.3	1.2	3.1	n/m

Total operating costs and expenses	133.6	131.4	2.2	2%	395.9	385.6	10.3	3%

Operating income	$47.8	$50.9	$(3.1)	(6)%	$146.8	$162.8	$(16.0)	(10)%

Wireless
Revenue
Service	$45.0	$55.0	$(10.0)	(18)%	$141.8	$171.7	$(29.9)	(17)%
Equipment	4.1	4.5	(0.4)	(9)%	12.3	13.3	(1.0)	(8)%

Total revenue	49.1	59.5	(10.4)	(17)%	154.1	185.0	(30.9)	(17)%

Operating costs and expenses
Cost of services and products	24.2	27.8	(3.6)	(13)%	71.5	84.7	(13.2)	(16)%
Selling, general and administrative	10.5	11.0	(0.5)	(5)%	29.3	32.3	(3.0)	(9)%
Depreciation and amortization	7.4	8.1	(0.7)	(9)%	30.7	24.0	6.7	28%
Other*	—	—	—	n/m	3.5	0.5	3.0	n/m

Total operating costs and expenses	42.1	46.9	(4.8)	(10)%	135.0	141.5	(6.5)	(5)%

Operating income	$7.0	$12.6	$(5.6)	(44)%	$19.1	$43.5	$(24.4)	(56)%

IT Services and Hardware
Revenue
Telecom and IT equipment distribution	$56.2	$49.5	$6.7	14%	$169.2	$145.0	$24.2	17%
Managed and professional services	31.3	28.8	2.5	9%	88.8	83.8	5.0	6%

Total revenue	87.5	78.3	9.2	12%	258.0	228.8	29.2	13%

Operating costs and expenses
Cost of services and products	69.4	61.3	8.1	13%	209.5	183.3	26.2	14%
Selling, general and administrative	11.2	10.8	0.4	4%	33.7	32.0	1.7	5%
Depreciation and amortization	2.5	2.4	0.1	4%	7.5	6.3	1.2	19%
Other*	—	—	—	n/m	0.7	—	0.7	n/m

Total operating costs and expenses	83.1	74.5	8.6	12%	251.4	221.6	29.8	13%

Operating income	$4.4	$3.8	$0.6	16%	$6.6	$7.2	$(0.6)	(8)%

Data Center Colocation**
Revenue	$—	$56.7	$(56.7)	n/m	$15.6	$163.3	$(147.7)	n/m

Operating costs and expenses
Cost of services	—	20.0	(20.0)	n/m	4.8	55.1	(50.3)	n/m
Selling, general and administrative	—	7.1	(7.1)	n/m	2.4	21.2	(18.8)	n/m
Depreciation and amortization	—	18.3	(18.3)	n/m	5.2	50.9	(45.7)	n/m
Other*	—	0.1	(0.1)	n/m	—	13.6	(13.6)	n/m

Total operating costs and expenses	—	45.5	(45.5)	n/m	12.4	140.8	(128.4)	n/m

Operating income	$—	$11.2	$(11.2)	n/m	$3.2	$22.5	$(19.3)	n/m

	*Other includes restructuring charges, (gain) loss on sale or disposal of assets, asset impairments, and a curtailment gain.

**Results for 2013 only include CyrusOne's results through January 23, 2013. Effective January 24, 2013, the date of completion of CyrusOne's IPO, the Company owns 69% of CyrusOne as an equity method investment, and therefore does not consolidate the CyrusOne results of operations in the total company or segment results.

Cincinnati Bell Inc.
Income Statements by Segment
(Unaudited)
(Dollars in millions)

	Three Months Ended
	September 30,	June 30,	Change
	2013	2013	$	%
Wireline
Revenue
Data	$79.6	$79.2	$0.4	1%
Voice - local service	56.6	58.3	(1.7)	(3)%
Long distance and VoIP	26.8	26.8	—	0%
Entertainment	14.4	13.0	1.4	11%
Other	4.0	4.3	(0.3)	(7)%

Total revenue	181.4	181.6	(0.2)	0%

Operating costs and expenses
Cost of services and products	72.4	69.8	2.6	4%
Selling, general and administrative	31.7	31.7	—	0%
Depreciation and amortization	29.7	27.3	2.4	9%
Other*	(0.2)	3.9	(4.1)	n/m

Total operating costs and expenses	133.6	132.7	0.9	1%

Operating income	$47.8	$48.9	$(1.1)	(2)%

Wireless
Revenue
Service	$45.0	$47.5	$(2.5)	(5)%
Equipment	4.1	4.2	(0.1)	(2)%

Total revenue	49.1	51.7	(2.6)	(5)%

Operating costs and expenses
Cost of services and products	24.2	23.8	0.4	2%
Selling, general and administrative	10.5	9.0	1.5	17%
Depreciation and amortization	7.4	7.3	0.1	1%
Other*	—	0.2	(0.2)	n/m

Total operating costs and expenses	42.1	40.3	1.8	4%

Operating income	$7.0	$11.4	$(4.4)	(39)%

IT Services and Hardware
Revenue
Telecom and IT equipment distribution	$56.2	$56.1	$0.1	0%
Managed and professional services	31.3	29.9	1.4	5%

Total revenue	87.5	86.0	1.5	2%

Operating costs and expenses
Cost of services and products	69.4	70.7	(1.3)	(2)%
Selling, general and administrative	11.2	11.8	(0.6)	(5)%
Depreciation and amortization	2.5	2.5	—	0%
Other*	—	0.7	(0.7)	n/m

Total operating costs and expenses	83.1	85.7	(2.6)	(3)%

Operating income	$4.4	$0.3	$4.1	n/m

	*Other includes restructuring charges, (gain) loss on sale or disposal of assets, and a curtailment gain.

Cincinnati Bell Inc.
Segment Information
(Unaudited)
(Dollars in millions)
	Three Months Ended				Nine Months Ended
	September 30,		Change		September 30,		Change
	2013	2012	$	%	2013	2012	$	%
Revenue
Wireline	$181.4	$182.3	$(0.9)	0%	$542.7	$548.4	$(5.7)	(1)%
Wireless	49.1	59.5	(10.4)	(17)%	154.1	185.0	(30.9)	(17)%
IT Services and Hardware	87.5	78.3	9.2	12%	258.0	228.8	29.2	13%
Data Center Colocation**	—	56.7	(56.7)	n/m	15.6	163.3	(147.7)	n/m
Eliminations	(7.2)	(8.6)	1.4	16%	(21.9)	(26.3)	4.4	17%

Total revenue	$310.8	$368.2	$(57.4)	(16)%	$948.5	$1,099.2	$(150.7)	(14)%

Cost of Services and Products
Wireline	$72.4	$71.5	$0.9	1%	$213.4	$211.5	$1.9	1%
Wireless	24.2	27.8	(3.6)	(13)%	71.5	84.7	(13.2)	(16)%
IT Services and Hardware	69.4	61.3	8.1	13%	209.5	183.3	26.2	14%
Data Center Colocation**	—	20.0	(20.0)	n/m	4.8	55.1	(50.3)	n/m
Eliminations	(6.6)	(8.3)	1.7	20%	(20.4)	(24.8)	4.4	18%

Total cost of services and products	$159.4	$172.3	$(12.9)	(7)%	$478.8	$509.8	$(31.0)	(6)%

Selling, General and Administrative
Wireline	$31.7	$32.8	$(1.1)	(3)%	$94.4	$94.0	$0.4	0%
Wireless	10.5	11.0	(0.5)	(5)%	29.3	32.3	(3.0)	(9)%
IT Services and Hardware	11.2	10.8	0.4	4%	33.7	32.0	1.7	5%
Data Center Colocation**	—	7.1	(7.1)	n/m	2.4	21.2	(18.8)	n/m
Corporate and eliminations	0.2	10.5	(10.3)	(98)%	1.6	20.1	(18.5)	(92)%

Total selling, general and administrative	$53.6	$72.2	$(18.6)	(26)%	$161.4	$199.6	$(38.2)	(19)%

Depreciation and Amortization
Wireline	$29.7	$26.6	$3.1	12%	$83.8	$78.9	$4.9	6%
Wireless	7.4	8.1	(0.7)	(9)%	30.7	24.0	6.7	28%
IT Services and Hardware	2.5	2.4	0.1	4%	7.5	6.3	1.2	19%
Data Center Colocation**	—	18.3	(18.3)	n/m	5.2	50.9	(45.7)	n/m
Corporate	0.2	—	0.2	n/m	0.4	0.1	0.3	n/m

Total depreciation and amortization	$39.8	$55.4	$(15.6)	(28)%	$127.6	$160.2	$(32.6)	(20)%

Other*
Wireline	$(0.2)	$0.5	$(0.7)	n/m	$4.3	$1.2	$3.1	n/m
Wireless	—	—	—	n/m	3.5	0.5	3.0	n/m
IT Services and Hardware	—	—	—	n/m	0.7	—	0.7	n/m
Data Center Colocation**	—	0.1	(0.1)	n/m	—	13.6	(13.6)	n/m
Corporate	0.5	1.7	(1.2)	(71)%	48.5	2.1	46.4	n/m

Total other	$0.3	$2.3	$(2.0)	(87)%	$57.0	$17.4	$39.6	n/m

Operating Income
Wireline	$47.8	$50.9	$(3.1)	(6)%	$146.8	$162.8	$(16.0)	(10)%
Wireless	7.0	12.6	(5.6)	(44)%	19.1	43.5	(24.4)	(56)%
IT Services and Hardware	4.4	3.8	0.6	16%	6.6	7.2	(0.6)	(8)%
Data Center Colocation**	—	11.2	(11.2)	n/m	3.2	22.5	(19.3)	n/m
Corporate	(1.5)	(12.5)	11.0	88%	(52.0)	(23.8)	(28.2)	n/m

Total operating income	$57.7	$66.0	$(8.3)	(13)%	$123.7	$212.2	$(88.5)	(42)%

	*Other includes restructuring charges, (gain) loss on sale or disposal of assets, asset impairments, transaction-related compensation, transaction costs, and a curtailment gain.

**Results for 2013 only include CyrusOne's results through January 23, 2013. Effective January 24, 2013, the date of completion of CyrusOne's IPO, the Company owns 69% of CyrusOne as an equity method investment, and therefore does not consolidate the CyrusOne results of operations in the total company or segment results.

Cincinnati Bell Inc.
Segment Information
(Unaudited)
(Dollars in millions)

	Three Months Ended
	September 30,	June 30,	Change
	2013	2013	$	%
Revenue
Wireline	$181.4	$181.6	$(0.2)	0%
Wireless	49.1	51.7	(2.6)	(5)%
IT Services and Hardware	87.5	86.0	1.5	2%
Eliminations	(7.2)	(7.3)	0.1	1%

Total revenue	$310.8	$312.0	$(1.2)	0%

Cost of Services and Products
Wireline	$72.4	$69.8	$2.6	4%
Wireless	24.2	23.8	0.4	2%
IT Services and Hardware	69.4	70.7	(1.3)	(2)%
Eliminations	(6.6)	(6.7)	0.1	1%

Total cost of services and products	$159.4	$157.6	$1.8	1%

Selling, General and Administrative
Wireline	$31.7	$31.7	$—	0%
Wireless	10.5	9.0	1.5	17%
IT Services and Hardware	11.2	11.8	(0.6)	(5)%
Corporate and eliminations	0.2	2.2	(2.0)	(91)%

Total selling, general and administrative	$53.6	$54.7	$(1.1)	(2)%

Depreciation and Amortization
Wireline	$29.7	$27.3	$2.4	9%
Wireless	7.4	7.3	0.1	1%
IT Services and Hardware	2.5	2.5	—	0%
Corporate	0.2	0.1	0.1	n/m

Total depreciation and amortization	$39.8	$37.2	$2.6	7%

Other*
Wireline	$(0.2)	$3.9	$(4.1)	n/m
Wireless	—	0.2	(0.2)	n/m
IT Services and Hardware	—	0.7	(0.7)	n/m
Corporate	0.5	10.9	(10.4)	(95)%

Total other	$0.3	$15.7	$(15.4)	(98)%

Operating Income
Wireline	$47.8	$48.9	$(1.1)	(2)%
Wireless	7.0	11.4	(4.4)	(39)%
IT Services and Hardware	4.4	0.3	4.1	n/m
Corporate	(1.5)	(13.8)	12.3	89%

Total operating income	$57.7	$46.8	$10.9	23%

	*Other includes restructuring charges, (gain) loss on sale or disposal of assets, transaction-related compensation, transaction costs, and a curtailment gain.

Cincinnati Bell Inc.
Segment Metric Information
(Unaudited)
(In thousands)

	September 30,	June 30,	September 30,
	2013	2013	2012

Local access lines	541.2	550.0	585.8

Long distance lines	400.8	406.5	426.4

High-speed internet subscribers
DSL subscribers	191.3	194.9	207.8
Fioptics subscribers	74.3	66.8	52.3
	265.6	261.7	260.1

Fioptics units passed	258.0	238.0	184.0

Fioptics entertainment subscribers	69.7	63.2	51.1

Wireless
Postpaid wireless subscribers	209.4	223.1	270.7
Prepaid wireless subscribers	145.8	146.9	144.9
	355.2	370.0	415.6

Cincinnati Bell Inc.
Local Access Line Detail
(Unaudited)
(In thousands)

	2011				2012				2013
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q
Local Access Lines

In-Territory:
Primary Residential	321.8	313.8	304.8	296.7	288.9	281.7	274.3	266.4	259.1	253.1	247.7
Secondary Residential	18.3	16.3	15.6	14.9	14.2	13.6	13.1	12.5	12.0	11.4	10.9
Business/Other	250.7	248.7	244.4	240.8	238.5	237.5	234.4	232.1	229.7	228.2	226.7
Total In-Territory	590.8	578.8	564.8	552.4	541.6	532.8	521.8	511.0	500.8	492.7	485.3

Out-of-Territory:
Primary Residential	30.4	29.3	27.8	26.7	25.2	24.3	23.3	22.4	20.8	19.8	18.9
Secondary Residential	0.9	0.9	0.9	0.8	0.8	0.8	0.7	0.7	0.6	0.6	0.6
Business/Other	41.5	41.6	41.8	41.4	41.0	40.6	40.0	39.8	39.2	36.9	36.4
Total Out-of-Territory	72.8	71.8	70.5	68.9	67.0	65.7	64.0	62.9	60.6	57.3	55.9

Total Access Lines	663.6	650.6	635.3	621.3	608.6	598.5	585.8	573.9	561.4	550.0	541.2

Cincinnati Bell Inc.
Net Debt and Common Shares Outstanding
(Unaudited)
(Dollars and shares in millions)

	September 30,	June 30,	December 31,
	2013	2013	2012

Corporate Credit Agreement***	$—	$8.0	$—
Receivables Facility***	—	100.8	52.0
8 1/4% Senior Notes due 2017***	500.0	500.0	500.0
8 3/4% Senior Subordinated Notes due 2018	625.0	625.0	625.0
Corporate Credit Agreement - Tranche B Term Loan	540.0	—	—
8 3/8% Senior Notes due 2020	683.9	683.9	683.9
CyrusOne 6 3/8% Senior Notes due 2022*	—	—	525.0
7 1/4% Senior Notes due 2023	40.0	40.0	40.0
Various Cincinnati Bell Telephone notes	134.5	134.5	134.5
Capital leases and other debt*	104.1	104.7	136.5
Net unamortized discount	(10.4)	(6.7)	(7.5)

Total debt	2,617.1	2,190.2	2,689.4

Less: Cash and cash equivalents***	(413.7)	(5.5)	(23.6)

Net debt (as defined by the company)	$2,203.4	$2,184.7	$2,665.8

Credit facility availability:
Corporate	$200.0	$192.0	$200.0
CyrusOne**	—	—	225.0

	$200.0	$192.0	$425.0

Common shares outstanding	208.0	208.0	202.5

*On January 24, 2013, CyrusOne completed its IPO. As of this date, Cincinnati Bell Inc. no longer has any obligations related to CyrusOne's 6 3/8% Senior Notes due 2022 or capital lease obligations.
** On January 24, 2013, CyrusOne completed its IPO. As of this date, Cincinnati Bell Inc. no longer has access to the CyrusOne credit facility.
*** On October 15, 2013, the company used the proceeds from the Tranche B Term Loan to fully repay the 8 1/4% Senior Notes due 2017. In September 2013, prior to the October 15, 2013 call date, the proceeds temporarily increased cash and were used to temporarily pay down the Corporate Credit Agreement and Receivables Facility.

Cincinnati Bell Inc.
Reconciliation of Net Income (Loss) (GAAP) to Adjusted EBITDA (Non-GAAP)
(Unaudited)
(Dollars in millions)
	Three Months Ended September 30, 2013
	Wireline	Wireless	IT Services & Hardware	Data Center Colocation*	Corporate	Total Company
Net Income (GAAP)						$9.3
Add:
Income tax expense						1.4
Interest expense						46.7
Loss from CyrusOne equity method investment						1.5
Other income, net						(1.2)

Operating Income (GAAP)	$47.8	$7.0	$4.4	$—	$(1.5)	$57.7
Add:
Depreciation and amortization	29.7	7.4	2.5	—	0.2	39.8
Gain on sale or disposal of assets	(0.2)	—	—	—	—	(0.2)
Transaction costs	—	—	—	—	0.5	0.5
Pension and other retirement plan expenses	5.2	—	—	—	0.3	5.5
Adjusted EBITDA (Non-GAAP)	$82.5	$14.4	$6.9	$—	$(0.5)	$103.3

Adjusted EBITDA Margin	45%	29%	8%	—	—	33%

	Three Months Ended June 30, 2013
	Wireline	Wireless	IT Services & Hardware	Data Center Colocation*	Corporate	Total Company
Net Income (GAAP)						$0.8
Add:
Income tax benefit						(4.2)
Interest expense						45.4
Loss from CyrusOne equity method investment						4.7
Other expense, net						0.1

Operating Income (GAAP)	$48.9	$11.4	$0.3	$—	$(13.8)	$46.8
Add:
Depreciation and amortization	27.3	7.3	2.5	—	0.1	37.2
Transaction-related compensation	—	—	—	—	7.1	7.1
Restructuring charges	4.4	—	0.7	—	3.1	8.2
Loss on sale or disposal of assets	0.1	0.2	—	—	—	0.3
Transaction costs	—	—	—	—	0.7	0.7
Curtailment gain	(0.6)	—	—	—	—	(0.6)
Pension and other retirement plan expenses	4.2	—	—	—	0.3	4.5
Adjusted EBITDA (Non-GAAP)	$84.3	$18.9	$3.5	$—	$(2.5)	$104.2

Adjusted EBITDA Margin	46%	37%	4%	—	—	33%

Sequential dollar change in Adjusted EBITDA	$(1.8)	$(4.5)	$3.4	$—	$2.0	$(0.9)

Sequential percentage change in Adjusted EBITDA	(2)%	(24)%	97%	n/m	80%	(1)%

	Three Months Ended September 30, 2012
	Wireline	Wireless	IT Services & Hardware	Data Center Colocation	Corporate	Total Company
Net Income (GAAP)						$3.9
Add:
Income tax expense						6.8
Interest expense						55.2
Other expense, net						0.1

Operating Income (GAAP)	$50.9	$12.6	$3.8	$11.2	$(12.5)	$66.0
Add:
Depreciation and amortization	26.6	8.1	2.4	18.3	—	55.4
Restructuring charges	0.9	—	—	—	—	0.9
Gain on sale or disposal of assets	(0.4)	—	—	(0.2)	—	(0.6)
Transaction costs	—	—	—	—	1.7	1.7
Asset impairments	—	—	—	0.3	—	0.3
Pension and other retirement plan expenses	5.8	—	—	—	0.4	6.2
Adjusted EBITDA (Non-GAAP)	$83.8	$20.7	$6.2	$29.6	$(10.4)	$129.9

Adjusted EBITDA Margin	46%	35%	8%	52%	—	35%

Year-over-year dollar change in Adjusted EBITDA	$(1.3)	$(6.3)	$0.7	$(29.6)	$9.9	$(26.6)

Year-over-year percentage change in Adjusted EBITDA	(2)%	(30)%	11%	n/m	95%	(20)%

*Effective January 24, 2013, the date of completion of CyrusOne's IPO, the Company owns 69% of CyrusOne as an equity method investment, and therefore does not consolidate the CyrusOne results of operations in the total company or segment results.

Cincinnati Bell Inc.
Reconciliation of Net (Loss) Income (GAAP) to Adjusted EBITDA (Non-GAAP)
(Unaudited)
(Dollars in millions)

	Nine Months Ended September 30, 2013
	Wireline	Wireless	IT Services & Hardware	Data Center Colocation*	Corporate	Total Company

Net Loss (GAAP)						$(26.6)
Add:
Income tax expense						3.6
Interest expense						140.0
Loss from CyrusOne equity method investment						8.1
Other income, net						(1.4)

Operating Income (GAAP)	$146.8	$19.1	$6.6	$3.2	$(52.0)	$123.7
Add:
Depreciation and amortization	83.8	30.7	7.5	5.2	0.4	127.6
Transaction-related compensation	—	—	—	—	42.6	42.6
Restructuring charges	5.8	—	0.7	—	4.3	10.8
(Gain) loss on sale or disposal of assets	(0.9)	3.5	—	—	—	2.6
Transaction costs	—	—	—	—	1.6	1.6
Curtailment gain	(0.6)	—	—	—	—	(0.6)
Pension and other retirement plan expenses	16.3	—	—	—	1.0	17.3
Adjusted EBITDA (Non-GAAP)	$251.2	$53.3	$14.8	$8.4	$(2.1)	$325.6

Adjusted EBITDA Margin	46%	35%	6%	54%	—	34%

	Nine Months Ended September 30, 2012
	Wireline	Wireless	IT Services & Hardware	Data Center Colocation	Corporate	Total Company

Net Income (GAAP)						$21.0
Add:
Income tax expense						26.3
Interest expense						163.3
Other expense, net						1.6

Operating Income (GAAP)	$162.8	$43.5	$7.2	$22.5	$(23.8)	$212.2
Add:
Depreciation and amortization	78.9	24.0	6.3	50.9	0.1	160.2
Restructuring charges	1.6	0.5	—	0.5	0.4	3.0
Gain on sale or disposal of assets	(0.4)	—	—	(0.2)	—	(0.6)
Transaction costs	—	—	—	—	1.7	1.7
Asset impairments	—	—	—	13.3	—	13.3
Legal claim costs	—	—	—	0.2	—	0.2
Pension and other retirement plan expenses	17.2	—	—	—	1.1	18.3
Adjusted EBITDA (Non-GAAP)	$260.1	$68.0	$13.5	$87.2	$(20.5)	$408.3

Adjusted EBITDA Margin	47%	37%	6%	53%	—	37%

Year-over-year dollar change in Adjusted EBITDA	$(8.9)	$(14.7)	$1.3	$(78.8)	$18.4	$(82.7)

Year-over-year percentage change in Adjusted EBITDA	(3)%	(22)%	10%	n/m	90%	(20)%

*Results for 2013 only include CyrusOne's results through January 23, 2013. Effective January 24, 2013, the date of completion of CyrusOne's IPO, the Company owns 69% of CyrusOne as an equity method investment, and therefore does not consolidate the CyrusOne results of operations in the total company or segment results.

Cincinnati Bell Inc.
Consolidated Statements of Cash Flows
(Unaudited)
(Dollars in millions)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012

Cash provided by operating activities	$30.4	$63.1	$59.8	$155.0

Capital expenditures	(46.1)	(75.5)	(142.0)	(242.9)
Dividends received from CyrusOne	7.2	—	14.2	—
Proceeds from sale of assets	0.2	0.6	1.8	0.6
Increase in restricted cash	—	(11.1)	—	(11.1)
Release of restricted cash	—	0.7	0.4	0.7
Cash divested from deconsolidation of CyrusOne	—	—	(12.2)	—

Cash used in investing activities	(38.7)	(85.3)	(137.8)	(252.7)

Proceeds from issuance of long-term debt	536.0	—	536.0	—
Increase (decrease) in corporate credit and receivables facilities, net	(108.8)	25.0	(52.0)	44.0
Repayment of debt	(1.9)	(3.3)	(6.7)	(11.3)
Debt issuance costs	(6.4)	—	(6.4)	—
Dividends paid on preferred stock	(2.6)	(2.6)	(7.8)	(7.8)
Common stock repurchase	—	—	—	(0.3)
Proceeds from exercise of options and warrants	0.2	6.6	6.8	8.1
Other, net	—	0.1	(1.8)	(1.0)

Cash provided by financing activities	416.5	25.8	468.1	31.7

Net increase (decrease) in cash and cash equivalents	408.2	3.6	390.1	(66.0)
Cash and cash equivalents at beginning of period	5.5	4.1	23.6	73.7

Cash and cash equivalents at end of period	$413.7	$7.7	$413.7	$7.7

Reconciliation of GAAP Cash Flow to
Free Cash Flow (as defined by the company)
Net increase (decrease) in cash and cash equivalents	$408.2	$3.6	$390.1	$(66.0)
Less adjustments:
Proceeds from issuance of long-term debt	(536.0)	—	(536.0)	—
Increase (decrease) in corporate credit and receivables facilities, net	108.8	(25.0)	52.0	(44.0)
Cash divested from deconsolidation of CyrusOne	—	—	12.2	—
Repayment of debt	1.9	3.3	6.7	11.3
Debt issuance costs	6.4	—	6.4	—
Transaction-related compensation and other costs	0.5	1.7	44.2	1.7
Common stock repurchase	—	—	—	0.3
Other	—	(0.6)	—	(0.6)

Free cash flow	(10.2)	(17.0)	(24.4)	(97.3)

Less: CyrusOne's free cash flows*	—	(41.0)	(3.3)	(106.8)
Free cash flow excluding CyrusOne	$(10.2)	$24.0	$(21.1)	$9.5

Income tax payments (refunds)	$0.0	$0.4	$2.8	$(0.3)

*CyrusOne's free cash flows for the period ending January 23, 2013 were comprised of cash generated from operating activities of $4.0 million and cash used in investing activities of $7.3 million.

Cincinnati Bell Inc.
Free Cash Flow (as defined by the company)
(Unaudited)
(Dollars in millions)

Free Cash Flow for the three months ended September 30, 2012	$(17.0)

Decrease in Adjusted EBITDA	(26.6)
Decrease in capital expenditures	29.4
Decrease in interest payments	10.8
Increase in pension and postretirement payments and contributions	(21.0)
Change in working capital and other	14.2

Free Cash Flow for the three months ended September 30, 2013	$(10.2)

Free Cash Flow for the nine months ended September 30, 2012	$(97.3)

Decrease in Adjusted EBITDA	(82.7)
Decrease in capital expenditures	100.9
Decrease in interest payments	28.7
Increase in pension and postretirement payments and contributions	(14.7)
Change in working capital and other	40.7

Free Cash Flow for the nine months ended September 30, 2013	(24.4)
Less: CyrusOne's free cash flows for the period ended January 23, 2013	(3.3)
Free Cash Flow excluding CyrusOne for the nine months ended September 30, 2013	$(21.1)

Cincinnati Bell Inc.
Capital Expenditures
(Unaudited)
(Dollars in millions)

	Three Months Ended
	Sep. 30, 2013	Jun. 30, 2013	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012

Wireline	$41.2	$39.3	$33.8	$36.7	$27.8
Wireless	2.2	2.0	8.2	3.4	4.2
IT Services and Hardware	2.7	3.7	1.2	2.4	1.9
Data Center Colocation*	—	—	7.7	81.8	41.6
Total capital expenditures	$46.1	$45.0	$50.9	$124.3	$75.5

*Results for 2013 only include CyrusOne's results through January 23, 2013. Effective January 24, 2013, the date of completion of CyrusOne's IPO, the Company owns 69% of CyrusOne as an equity method investment, and therefore does not consolidate the CyrusOne results of operations in the total company or segment results.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Three
		Three			Months Ended
		Months Ended			September 30, 2013
		September 30, 2013			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$310.8	$—		$310.8

	Costs and expenses
	Cost of services and products	159.4	—		159.4
	Selling, general and administrative	53.6	—		53.6
	Depreciation and amortization	39.8	—		39.8
	Gain on sale or disposal of assets, net	(0.2)	0.2	[A]	—
	Transaction costs	0.5	(0.5)	[B]	—
	Operating income	57.7	0.3		58.0

	Interest expense	46.7	0.3	[C]	47.0
	Loss from CyrusOne equity method investment	1.5	—		1.5
	Other income, net	(1.2)	1.1	[C]	(0.1)

	Income before income taxes	10.7	(1.1)		9.6
	Income tax expense	1.4	(0.4)		1.0

	Net income	9.3	(0.7)		8.6

	Preferred stock dividends	2.6	—		2.6

	Net income applicable to common shareowners	$6.7	$(0.7)		$6.0

	Weighted average diluted common shares	208.5	208.5		208.5

	Diluted earnings per common share	$0.03	$0.00		$0.03

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 40%):

A	Gain on sale or disposal of wireline network equipment.

B	Transaction costs relate to expenses incurred for exploring strategic alternatives for our Wireless business and legal and consulting costs associated with CyrusOne.

C	Use tax refund from assets previously disposed.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Three
		Three			Months Ended
		Months Ended			September 30, 2012
		September 30, 2012			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$368.2	$—		$368.2

	Costs and expenses
	Cost of services and products	172.3	—		172.3
	Selling, general and administrative	72.2	—		72.2
	Depreciation and amortization	55.4	—		55.4
	Restructuring charges	0.9	(0.9)	[A]	—
	Gain on sale or disposal of assets	(0.6)	0.6	[B]	—
	Transaction costs	1.7	(1.7)	[C]	—
	Asset impairments	0.3	(0.3)	[D]	—
	Operating income	66.0	2.3		68.3

	Interest expense	55.2	—		55.2
	Other expense, net	0.1	—		0.1

	Income before income taxes	10.7	2.3		13.0
	Income tax expense	6.8	0.9		7.7

	Net income	3.9	1.4		5.3

	Preferred stock dividends	2.6	—		2.6

	Net income applicable to common shareowners	$1.3	$1.4		$2.7

	Weighted average diluted common shares	205.6	205.6		205.6

	Diluted earnings per common share*	$0.01	$0.01		$0.01

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 40%):

A	Restructuring charges consist of severance and lease abandonments.

B	Gain on sale of data center and wireline equipment.

C	Transaction costs consist of legal and consulting fees incurred in legal entity restructuring.

D	Impairment of intangibles and property recorded to reduce the carrying values of these assets to reflect their estimated fair values.

*
Diluted earnings per common share have been calculated independently for the results above. Therefore, the sum of the per share amounts will not necessarily equal the per share results for the Before Special Items (Non-GAAP) results.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Nine
		Nine			Months Ended
		Months Ended			September 30, 2013
		September 30, 2013			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$948.5	$—		$948.5

	Costs and expenses
	Cost of services and products	478.8	—		478.8
	Selling, general and administrative	161.4	—		161.4
	Depreciation and amortization	127.6	(8.5)	[A]	119.1
	Transaction-related compensation	42.6	(42.6)	[B]	—
	Restructuring charges	10.8	(10.8)	[C]	—
	Curtailment gain	(0.6)	0.6	[D]	—
	Loss on sale or disposal of assets, net	2.6	(2.6)	[E]	—
	Transaction costs	1.6	(1.6)	[F]	—
	Operating income	123.7	65.5		189.2

	Interest expense	140.0	0.3	[G]	140.3
	Loss from CyrusOne equity method investment	8.1	—		8.1
	Other income, net	(1.4)	1.1	[G]	(0.3)

	(Loss) income before income taxes	(23.0)	64.1		41.1
	Income tax expense	3.6	14.9	[H]	18.5

	Net (loss) income	(26.6)	49.2		22.6

	Preferred stock dividends	7.8	—		7.8

	Net (loss) income applicable to common shareowners	$(34.4)	$49.2		$14.8

	Weighted average diluted common shares	205.6	208.3	[I]	208.3

	Diluted (loss) earnings per common share	$(0.17)	$0.24		$0.07

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 40%):

A	Increased depreciation due to one-time charge associated with a change in estimated useful lives assigned to wireless network software.

B	Transaction-related compensation represents incentives related to the completion of CyrusOne's initial public offering.

C	Restructuring charges consist of lease abandonments, severance and the termination of a distributor agreement.

D	Curtailment gain resulted from elimination of future pension service credits in the management pension plan.

E	Loss on sale or disposal of wireline and wireless network equipment.

F	Transaction costs relate to expenses incurred for exploring strategic alternatives for our Wireless business and legal and consulting costs associated with CyrusOne.

G	Use tax refund from assets previously disposed.

H	Tax effect of above adjustments at 40%, partially offset by a gross valuation allowance provision of $10.7 million for Texas margin tax credits.

I	Dilutive effect of common stock equivalents based on net income excluding special items.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Nine
		Nine			Months Ended
		Months Ended			September 30, 2012
		September 30, 2012			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$1,099.2	$—		$1,099.2

	Costs and expenses
	Cost of services and products	509.8	—		509.8
	Selling, general and administrative	199.6	(0.2)	[A]	199.4
	Depreciation and amortization	160.2	—		160.2
	Restructuring charges	3.0	(3.0)	[B]	—
	Gain on sale or disposal of assets	(0.6)	0.6	[C]	—
	Transaction costs	1.7	(1.7)	[D]	—
	Asset impairments	13.3	(13.3)	[E]	—
	Operating income	212.2	17.6		229.8

	Interest expense	163.3	—		163.3
	Other expense, net	1.6	(1.4)	[F]	0.2

	Income before income taxes	47.3	19.0		66.3
	Income tax expense	26.3	7.6		33.9

	Net income	21.0	11.4		32.4

	Preferred stock dividends	7.8	—		7.8

	Net income applicable to common shareowners	$13.2	$11.4		$24.6

	Weighted average diluted common shares	203.0	203.0		203.0

	Diluted earnings per common share*	$0.07	$0.06		$0.12

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 40%):

A	Costs associated with the investigation and resolution of special legal matters.

B	Restructuring charges consist of severance and lease abandonments.

C	Gain on sale of data center and wireline equipment.

D	Transaction costs consist of legal and consulting fees incurred in legal entity restructuring.

E	Impairment of intangibles and property recorded to reduce the carrying values of these assets to reflect their estimated fair values.

F	Loss on termination of financing obligation.

*
Diluted earnings per common share have been calculated independently for the results above. Therefore, the sum of the per share amounts will not necessarily equal the per share results for the Before Special Items (Non-GAAP) results.

Cincinnati Bell Inc.
Operating Income excluding CyrusOne
(Unaudited)
(Dollars in millions)

		For the three months ended September 30, 2012

		Cincinnati Bell	Data Center			Cincinnati Bell
		including CyrusOne	Colocation	Other		excluding CyrusOne

	Revenue	$368.2	$(56.7)	$1.5	[A]	$313.0

	Costs and expenses
	Cost of services and products	172.3	(20.0)	1.5	[A]	153.8
	Selling, general and administrative	72.2	(7.1)	—		65.1
	Depreciation and amortization	55.4	(18.3)	—		37.1
	Restructuring charges	0.9	—	—		0.9
	Gain on sale or disposal of assets	(0.6)	0.2	—		(0.4)
	Transaction costs	1.7	—	—		1.7
	Asset impairments	0.3	(0.3)	—		—
	Operating income	$66.0	$(11.2)	$—		$54.8

		For the nine months ended September 30, 2013

		Cincinnati Bell	Data Center			Cincinnati Bell
		including CyrusOne	Colocation	Other		excluding CyrusOne

	Revenue	$948.5	$(15.6)	$0.4	[A]	$933.3

	Costs and expenses
	Cost of services and products	478.8	(4.8)	0.4	[A]	474.4
	Selling, general and administrative	161.4	(2.4)	—		159.0
	Depreciation and amortization	127.6	(5.2)	—		122.4
	Transaction-related compensation	42.6	—	(20.0)	[B]	22.6
	Restructuring charges	10.8	—	—		10.8
	Curtailment gain	(0.6)	—	—		(0.6)
	Loss on sale or disposal of assets, net	2.6	—	—		2.6
	Transaction costs	1.6	—	(0.4)	[C]	1.2
	Operating income	$123.7	$(3.2)	$20.4		$140.9

		For the nine months ended September 30, 2012

		Cincinnati Bell	Data Center			Cincinnati Bell
		including CyrusOne	Colocation	Other		excluding CyrusOne

	Revenue	$1,099.2	$(163.3)	$4.7	[A]	$940.6

	Costs and expenses
	Cost of services and products	509.8	(55.1)	4.7	[A]	459.4
	Selling, general and administrative	199.6	(21.2)	—		178.4
	Depreciation and amortization	160.2	(50.9)	—		109.3
	Restructuring charges	3.0	(0.5)	—		2.5
	Gain on sale or disposal of assets	(0.6)	0.2	—		(0.4)
	Transaction costs	1.7	—	—		1.7
	Asset impairments	13.3	(13.3)	—		—
	Operating income	$212.2	$(22.5)	$—		$189.7

A	Represents intersegment transactions.
B	Transaction-related compensation paid to CyrusOne related to CyrusOne employees.
C	Transaction costs related to the CyrusOne IPO.

Cincinnati Bell Inc.
Reconciliation of Operating Income (GAAP) Guidance to Adjusted EBITDA (Non-GAAP) Guidance
(Unaudited)
(Dollars in millions)

	Low	High

2013 Operating Income (GAAP) Guidance Range	$152	$162

Add:

Depreciation and amortization	167	167
Transaction-related compensation & other transaction costs	44	44
Restructuring	11	11
Loss on sale or disposal of assets	3	3
Pension and other retirement plan expenses	23	23

2013 Adjusted EBITDA (Non-GAAP) Guidance Range	$400	$410

CONTACT:

Cincinnati Bell Inc.
Investor contact:
Josh Duckworth, 513-397-2292
Joshua.Duckworth@cinbell.com

Media contact:
Angela Ginty, 513-397-7144
Angela.Ginty@cinbell.com